Filed under Rule 497(k)
SUNAMERICA SERIES TRUST	Registration No. 033-52742
Technology Portfolio
(the “Portfolio”)

Supplement dated April 14, 2016 to the Portfolio’s Summary Prospectus

Dated May 1, 2015, as supplemented and amended to date

The following change is effective immediately:

The table in the section entitled “Portfolio Summary: Technology Portfolio – Investment Adviser” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Paul H. Wick	2010	Lead Manager
Rahul Narang	2015	Co-manager
Shekhar Pramanick	2015	Co-manager
Sanjay Devgan	2015	Technology Team member
Jeetil Patel	2015	Technology Team member
Christopher Boova	2016	Technology Team member

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.